--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                               NOVEMBER 17, 2000

                              (NOVEMBER 11, 2000)

               (Date of Report (date of earliest event reported))

                                PHH CORPORATION

             (Exact name of Registrant as specified in its charter)

           MARYLAND                       1-7797                   52-0551284
 (State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
     of incorporation or                                     Identification Number)
        organization)

    6 SYLVAN WAY         07054
   PARSIPPANY, NEW     (Zip Code)
       JERSEY
(Address of principal
  executive office)

                                 (973) 428-9700
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

    On November 11, 2000, Cendant Corporation ("Cendant"), PHH Corporation ("PHH") and Avis Acquisition Corp. (collectively, "the Company") entered into an Agreement and Plan of Merger ("Merger Agreement") with Avis Group
Holdings, Inc. ("Avis") to acquire all of the outstanding shares of Avis not currently owned by Cendant at price of $33 per share in cash.

    The acquisition is subject to, among other things, approval of a majority of the votes cast by the shareholders of Avis who are unaffiliated with the Company and also customary regulatory approvals. The acquisition is expected to be completed during the first quarter of 2001, although there can be no assurance that all required approvals will be obtained by such time. The acquisition will be accounted for as a purchase.

    The acquisition will be made by a subsidiary of PHH. The consumer car rental business, Avis Rent a Car, will be distributed to a Cendant subsidiary not within PHH's ownership structure. After the acquisition and the distribution of the consumer car rental business, PHH will own and operate the Vehicle Management and Leasing business as well as the Wright Express fuel card business.

    The Company estimates that the total amount of funds required to purchase all of the outstanding shares of Avis not currently owned by Cendant and pay related costs will be approximately $967 million. In addition, the acquisition entails the assumption of approximately $7.3 billion of net debt of Avis.

    The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement incorporated herein as
Exhibit 2.1.

    See Exhibits 99.1 and 99.2 for financial statements of Avis and pro forma financial information giving effect to the acquisition of Avis, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

       See Exhibit 99.1 attached hereto for Financial Statements of Avis Group Holdings, Inc.

    (b) Pro Forma Financial Information.

       See Exhibit 99.2 attached hereto for Pro Forma Financial Information giving effect to the acquisition of Avis Group Holdings, Inc.

    (c) Exhibits.

       See Exhibit Index.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PHH CORPORATION

                                                                     /S/ DUNCAN H. COCROFT
                                                         ---------------------------------------------
                                                                       Duncan H. Cocroft
                                                                  EXECUTIVE VICE PRESIDENT AND
                                                                    CHIEF FINANCIAL OFFICER

                                                                      /s/ JOHN T. MCCLAIN
                                                         ---------------------------------------------
                                                                        John T. McClain
                                                               SENIOR VICE PRESIDENT, FINANCE AND
                                                                      CORPORATE CONTROLLER

Date: November 17, 2000

                                PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

       EXHIBIT
         NO.                                    DESCRIPTION
---------------------                           -----------
         2.1            Agreement and Plan of Merger by and among Cendant
                          Corporation, PHH Corporation, Avis Acquisition Corp. and
                          Avis Group Holdings Inc., dated as of November 11, 2000
                          (incorporated by reference to PHH Corporation's Form 10-Q
                          dated November 14, 2000)

        23.1            Consent of Deloitte & Touche LLP, Independent Auditors

        99.1            Financial Statements of Business Acquired

        99.2            Pro Forma Combined Condensed Financial Information
                          (unaudited)

        99.3            Press Release: Cendant Corporation to Acquire Outstanding
                          Avis Group Shares for $33.00 per Share in Cash.